                                                                    EXHIBIT 23.4


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 1, 1997 included in Christiana Companies, Inc.'s Form 10-K for the fiscal year ended June 30, 1997, as amended on Form 10-K/A, and to all references to our Firm included in this Registration Statement.


ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
May 26, 1998